February 2012 February 2012 1 Exhibit 99.1

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-
offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses;
changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards
Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the
Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2010, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Total Assets: $6.5 Billion
Gross Loans: $3.5 Billion
Total Deposits (Including Repos):
Total Equity: $715 Million
Source: Q4 2011 earnings release & company filings. *non-covered loans
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Formed in 1974.
Serves 40 cities with 42 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the
Central Valley of California
Average Cost of Deposits = 0.15%
Significant equity ownership board of directors: approximately 16%
$5.1 Billion

Name Position
Banking
Experience
CVBF
Service
Christopher D. Myers President & CEO 27 Years 5 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
2 Years 1 Year
James F. Dowd
Executive Vice President
Chief  Credit Officer
35 Years 4 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
22 Years 2 Years
David A. Brager
Executive Vice President
Sales Division
24 Years 9 Years
Chris A. Walters
Executive Vice President
CitizensTrust
25 Years 5 Years
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
32 Years 24 Years

5

Rank Name Asset Size (12/31/11)
1 Wells Fargo $1,313,867
2 Union Bank $89,676
3 Bank of the West $62,408
4 First Republic Bank $27,792
5 OneWest Bank* $27,391
6 City National Bank $23,666
7 East West Bank $21,969
8 SVB Financial $19,969
9 Cathay Bank $10,645
10
10
CVB Financial Corp
CVB Financial Corp
$6,483
$6,483
11 Pacific Capital Bank $5,850
12 Pacific Western Bank $5,528
13 Westamerica Bank $5,042
14 Farmers & Merchants of Long Beach $4,659
In millions
In millions
*One West Bank’s asset size is as of 9/30/11

• 139 Consecutive Quarters of Profitability • 89 Consecutive Quarters of Cash Dividends • BauerFinancial Report – Five Star Rating (September 2011) • Fitch Rating – BBB (October 2011) 7

8

9 42 Business Financial Centers 42 Business Financial Centers 5 Commercial Banking Centers 5 Commercial Banking Centers

(000’s)
# of Center
Locations
Total Deposits
(12/31/10)
Total Deposits
(12/31/11)
Los Angeles County
17 $1,793,171 $1,872,623
Inland Empire
(Riverside & San Bernardino Counties)
11 $1,529,042 $1,592,445
Central Valley
11 $838,198 $821,994
Orange County
8 $578,570 $598,426
Other
0 $322,035 $228,430
Total
47 $5,061,016 $5,113,918

*Includes Customer Repurchase Agreements; full-year average
Average  Cost of Deposits (full year)
0.44% 0.21%

11 Source: Q4 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer Data as of 9/30/2011

(000’s)
Non-Covered
Loans
Covered
Loans*
Total Loans* %
Los Angeles County $1,118,619 $15,632
$1,134,251
31.90%
Central Valley $593,133 $252,072 $845,205 23.77%
Inland Empire
(Riverside & San Bernardino Counties)
$633,881 $2,753
$636,634
17.90%
Orange County $471,508 $120
$471,628
13.26%
Other $408,329 $59,835
$468,164
13.17%
Total $3,225,470 $330,412 $3,555,882 100%

*Prior to MTM discount and loan loss reserve

(000’s) *Removed Mortgage Pools and Construction Adjusted Non-Covered Loans*

Source: Q4 2011 earnings release & company reports |
*Non-covered loans
Total Loans by Type
Commercial RE
Non-Owner Occupied
38.7%
Consumer
1.6%
SFR Mortgage
5.5%
Municipal Lease Finance Receivables  3.5%
Auto & Equipment  0.5%
Dairy, Livestock  & Agribusiness
10.8%
Commercial & Industrial
15.3%
Construction RE   2.4%
Commercial RE
Owner Occupied  21.7%

15 (000’s) Net of Discount

16 (000’s)

17

18 (000’s)

CVBF’s strong loan underwriting culture has limited its exposure to problem credits
Continued profitability has allowed CVB to build its capital base and reserves for loan losses.
Texas Ratio
NPA’s/Loans & OREO
Source: Q4 2011earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer data as of 9/30/11
Non-Covered

20

21 (000’s) Net Income After Taxes Highest in CVBF History!

2007 2008 2009 2010 2011 2011
Net Interest Income
$161,142 $193,679 $222,264 $259,317 $234,681
Provision for Credit Losses
($4,000) ($26,600) ($80,500) ($61,200) ($7,068)
Other Operating
Income/Expenses (Net)
($74,079) ($81,331) ($52,515) ($111,378) ($106,809)
Income Taxes
($22,479) ($22,675) ($23,830) ($23,804) ($39,071)
Net Profit After Tax
$60,584 $63,073 $65,419 $62,935
$81,733
$81,733

(000’s)

23

24 *Normalized excludes accelerated accretion on covered loans Normalized*

26

Regulatory
Minimum Ratio
Regulatory
Well-Capitalized
Ratio
September 30, 2011
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 17.6%
Total Risk-based Capital Ratio 8.0% 10.0% 18.8%
Tier 1 Leverage Ratio 4.0% 5.0% 11.2%
Tangible Capital Ratio 4.0% 5.0% 9.9%
Core Tier 1 Capital Ratio 14.8%

*12/31/11  ratios should be at or above 9/30/11 numbers.  Information will be available in the 10K filing for 2011

Source: Q3 2011 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion
Tier 1 Capital Ratio Total Risk – Based Capital Ratio
Tangible Common Equity/Tangible Assets

29

Source: Q4 2011 earnings release. As of  12/31/2011 securities held-to-maturity were valued at approximately $2.4 million | Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Securities portfolio totaled $2.2 billion at 12/31/2011. The portfolio represents 34%
of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or
Fannie Mae which have the guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6 % of the municipal bond portfolio
Government Agency &
GSEs
2.1%
MBS
40.3%
CMO
27.5%
Municipal Bonds
29.6%
Yield on securities
portfolio: 3.56%
Trust Preferred
0.5%

(000’s) *Securities Available For Sale

*Includes overnight funds held at the Federal Reserve, due from Correspondent
Banks, other short-term money market accounts or certificates of deposit
Loans
Securities
Fed Balance*
Other
Goodwill & Intangibles
12/31/11
$6.5 Billion
12/31/06
$6.1 Billion
Securities
Fed Balance*
Goodwill & Intangibles
Other
Loans
4.8%

*Includes Customer Repurchase Agreements

34

• The class action lawsuit against CVBF, which sought to draft onto the SEC's investigation, was dismissed in its entirety by the federal court in Los Angeles. However, an amended and restated complaint by the plaintiffs is possible.
• In late December 2011, Citizens Business Bank prepaid $100 million in Federal Home Loan Bank (“FHLB”) debt and took a $3.3 million charge.
• On January 7, 2012, we redeemed trust preferred securities totaling
$6.8 million.  These securities were priced at 3-month LIBOR plus
3.25%.
Source: Q4 2011 earnings release & company filings. Source: Q4 2011 earnings release & company filings.

36

Citizens Business Bank will strive to
Citizens Business Bank will strive to
become the dominant financial
become the dominant financial
services company operating
services company operating
throughout the state of California,
throughout the state of California,
servicing the comprehensive financial
servicing the comprehensive financial
needs of successful small to medium
needs of successful small to medium
sized businesses and their owners.
sized businesses and their owners.

The best
The best
privately-held and/or family-owned
privately-held and/or family-owned
businesses throughout California
businesses throughout California
—
—
Annual revenues of $1-200 million
Annual revenues of $1-200 million
—
—
Top 25% in their respective industry
Top 25% in their respective industry
—
—
Full relationship
Full relationship
banking
banking
—
—
Build 20-year relationships
Build 20-year relationships

39 Acquisitions --Banks-- --Trust--

•
Conventional M&A
•
Target size: $300 million to $3 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)

--Banks--
--Trust/Investment--
•
Target size: AUM of $300 million to $1.5 billion
•
In California

•
•
Quality Loan Growth
Quality Loan Growth
•
•
Non-Interest Bearing Deposit Growth
Non-Interest Bearing Deposit Growth
•
•
Non-Interest Income Growth
Non-Interest Income Growth
•
•
Expense Control
Expense Control
•
•
Grow Through Acquisition
Grow Through Acquisition

Our Strategic Focus
Our Strategic Focus
•
Strong Capital position
•
Strong, disciplined credit underwriting/credit culture
•
Drive low-cost, sustainable deposits
•
Multiple forms of growth (don’t depend on one)
•
Same Store Sales
•
DeNovo
•
Acquisitions
•
Cross-sell: capture the whole wallet
•
Build new Fee Income opportunities
•
Long-term outlook

Copy of Presentation: www.cbbank.com Copy of Presentation: www.cbbank.com 43